Exhibit 10.24

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the “Amendment”) is entered into as of April 26, 2005 by and between                     (the “Executive”), and Collegiate Funding Services, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”).

WHEREAS, Executive is currently employed as                      of the Company pursuant to an employment agreement dated                     , between Executive and the Company (the “Employment Agreement”); and

WHEREAS, in recognition of Executive’s contributions to the success and accomplishments of the Company and to provide additional incentive for the Executive’s continued contributions and accomplishments, the Company wishes amend the terms of the Employment Agreement as set forth herein; and

WHEREAS, the Company and Executive agree to enter into such amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and intending to be legally bound, the parties, subject to the terms and conditions set forth herein, agree as follows:

PART I. DEFINITIONS. CAPITALIZED TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING SET FORTH IN THE EMPLOYMENT AGREEMENT.

PART II. AMENDMENTS.

A.	There is added a new Section 6(d) to the read as follows:

Upon a Change of Control (as defined in Section 12.3(a)), All Stock Options and/or Restricted Shares held by Executive shall fully vest and, as applicable, be exercisable immediately, and all restrictions on Restricted Shares shall lapse.

B.	Section 12.3(d) of the Employment Agreement is deleted in its entirety.

PART III. GENERAL

A.	Except as set forth in Section 2 of this Amendment, the Employment Agreement remains in full force and effect.

B.	Each of the Company and the Executive hereby give notice of its and his intent, respectively, to permit the automatic extension of the Term of the Employment Agreement, as amended by this Amendment, for an additional one-year term beginning on ___, 2005.

C.	This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the day and year first written above.

COMPANY

Collegiate Funding Services, Inc.

By: ________________________

EXECUTIVE

___________

Title:

2